SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 2, 2006
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                          AMERIPRINT INTERNATIONAL LTD.
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             (Exact name of registrant as specified in its charter)

  Nevada                         000-51519                       98-043482
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(State or other                (Commission File             I.R.S. Employer
 jurisdiction of                 Number)                    Identification No.)
 incorporation)

                                 2 Allen Center
                          1200 Smith Street, 16th Floor
                              Houston, Texas 77002
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                    (Address of principal executive offices)

                                 (713) 353-3948
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                         (Registrant's telephone number,
                              including area code)

                           475 Howe Street, Suite 1030
                   Vancouver, British Columbia, Canada V6C 2B3
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   (Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Manning Elliott LLP, Chartered Accountants, was our principal independent accountant for the fiscal years ended April 30, 2005 and 2004. On March 2, 2006, they resigned and we engaged Williams & Webster, P.S., Certified Public Accountants, as our principal independent accountant for the fiscal year ending April 30, 2006. The resignation of Manning Elliott LLP and appointment of Williams & Webster, P.S. was approved by our board of directors.

The report of Manning Elliott LLP on our financial statements for the years ended April 30, 2005 and 2004 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle except that such report was modified to include an explanatory paragraph with respect to our ability, in light of our lack of revenues and history of losses, to continue as a going concern.

In connection with the audit for the fiscal years ended April 30, 2005 and 2004 and during the subsequent interim period through March 2, 2006, there were no disagreements between us and Manning Elliott LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Manning Elliott LLP to make reference to the subject matter of the disagreement in connection with their reports.

In connection with the audit of the fiscal years ended April 30, 2005 and 2004 and during the subsequent interim period through March 2, 2006, Manning Elliott LLP did not advise us that:

      o internal controls necessary for us to develop reliable financial statements did not exist;

      o information had come to their attention that led them to no longer be able to rely on our management's representations or made them unwilling to be associated with the financial statements prepared by our management;

      o there was a need to expand significantly the scope of their audit, or that information had come to their attention during such time periods that if further investigated might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statement; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report; or

      o information had come to their attention that they had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

Prior to the engagement of Williams & Webster, P.S. we had no consultations or discussions with Williams & Webster, P.S. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered by them on or financial statements. Further, prior to their engagement, we received no oral or written advice from Williams & Webster, P.S. of any kind.

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

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits filed as part of this Report are as follows:

Exhibit 16.1 Letter from Manning Elliott LLP, Chartered Accountants, regarding confirmation of our assertions on changes in Registrant's certifying accountant.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Ameriprint International Ltd.



Dated:   March 3, 2006              By:    /s/ Massimiliano Pozzoni
                                           ------------------------------------
                                           Massimiliano Pozzoni, President and
                                           Chief Executive Officer

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